SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

DURECT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DURECT CORPORATION

10240 Bubb Road

Cupertino, CA 95014

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2003

On Wednesday, June 4, 2003, DURECT Corporation, a Delaware corporation (the “Company”), will hold its Annual Meeting of Stockholders at the Company’s headquarters, 10240 Bubb Road, Cupertino, CA 95014. The meeting will begin at 9:00 a.m. local time.

Only stockholders who owned stock at the close of business on April 7, 2003 can vote at this meeting or any adjournment that may take place. At the meeting we will:

•	Elect the Class III directors of the Company’s Board of Directors to serve until the Annual Meeting to be held in 2006, or a shorter period as disclosed in the accompanying proxy statement.

•	Ratify the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year.

•	Transact any other business properly brought before the meeting.

You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

Our Board of Directors recommends that you vote in favor of each of the two proposals outlined in this Proxy Statement.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Following the meeting, we will also report on our business results and other matters of interest to stockholders.

By Order of the Board of Directors,

Thomas A. Schreck Chief Financial Officer and Director

Cupertino, California

April 29, 2003

DURECT CORPORATION

10240 Bubb Road

Cupertino, CA 95014

PROXY STATEMENT

FOR THE

2003 ANNUAL MEETING OF STOCKHOLDERS

JUNE 4, 2003

Our Board of Directors is soliciting proxies for the 2003 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Board set April 7, 2003, as the record date for the meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. 50,415,418 shares of common stock were outstanding on the record date.

Voting materials, which include this Proxy Statement, a proxy card and the 2002 Annual Report, will be mailed to stockholders on or about April 29, 2003.

Our Annual Report on Form 10-K for the year ended December 31, 2002 is available on the Internet at our website at www.durect.com in the investor relations section or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Form 10-K, which we will provide to you without charge, either: write to Investor Relations, DURECT Corporation, 10240 Bubb Road, Cupertino, CA 95014 or e-mail Investor Relations at “info@durect.com.”

In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to DURECT Corporation

•	“Annual Meeting” or “Meeting” means our 2003 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

The Annual Meeting is being held on Wednesday, June 4, 2003, at 9:00 a.m. local time at the Company’s headquarters, 10240 Bubb Road, Cupertino, CA 95014. All stockholders who owned shares of our stock as of April 7, 2003, the record date, may attend the Annual Meeting.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 7, 2003, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint James E. Brown and Felix Theeuwes as your representatives at the meeting. James E. Brown and Felix Theeuwes will vote your shares as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

Proposals to Be Voted on at This Year’s Annual Meeting

You are being asked to vote on:

•	The election of three (3) Class III directors to serve on our Board of Directors until our annual meeting of stockholders for the year ending December 31, 2006, or a shorter period as set forth below.

•	The ratification of our appointment of Ernst & Young LLP as our independent auditors for the current fiscal year.

The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail.

To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the meeting.

We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may change your mind after you have returned your proxy.

If you change your mind after you return your proxy, you may revoke your proxy at any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date, or

•	voting in person at the Annual Meeting.

Multiple Proxy Cards

If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

Shares are counted as present at the meeting if the stockholder either:

•	is present and votes in person at the meeting, or

•	has properly submitted a proxy card.

A majority of our outstanding shares as of the record date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

Under the rules that govern brokers who have record of ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

Assuming a quorum is present, the three nominees receiving the highest number of votes will be elected as directors and the ratification of the independent auditors will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; No Use of Outside Solicitors

DURECT Corporation is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, agents, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

Voting Procedures

Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of EquiServe, our transfer agent, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication of Voting Results

We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2003, which we will file with the SEC. You can get a copy on our website at www.durect.com in the investor relations section, by contacting Schond Greenway, our Senior Director of Investor Relations and Strategic Planning, at (408) 777-1417 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

We do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to James E. Brown and Felix Theeuwes to vote on such matters at their discretion.

Proposals For 2004 Annual Meeting

To have your proposal included in our proxy statement for the 2004 Annual Meeting, you must submit your proposal in writing before December 31, 2003 to Jean Liu, Senior Vice President, Legal and General Counsel, DURECT Corporation, 10240 Bubb Road, Cupertino, CA 95014.

If you submit a proposal for the 2004 Annual Meeting between February 5, 2004 and March 6, 2004, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2004 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that the Board of Directors is divided into three classes, with staggered three-year terms. The Class III directors whose terms expire at the Annual Meeting of Stockholders are James E. Brown, John L. Doyle and Armand P. Neukermans; the Class I directors, whose terms expire at the Company’s 2004 Annual Meeting are Felix Theeuwes and Albert L. Zesiger; and the Class II directors whose terms expire at the Company’s 2005 Annual Meeting of Stockholders are James R. Butler, David R. Hoffmann and Thomas A. Schreck. You only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms. James E. Brown, John L. Doyle and Armand P. Neukermans, our current Class III directors, are nominees for re-election at the Annual Meeting. Each nominee has consented to serve an additional three-year term, except for Mr. Doyle who has informed the Company that for workload management reasons, he may resign at an earlier time.

Vote Required

If a quorum is present, the three nominees within Class III receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing three years. Unless marked otherwise, proxies received will be voted FOR the election of each of the three nominees named held. If additional people are nominated for election as directors through the stockholder proposal process which includes written notification to the Company within specified time frames, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed above are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

The names of the nominees, their ages as of April 7, 2003, and certain other information about them are set forth below:

Name	Age	Position
James E. Brown, D.V.M.	46	President, Chief Executive Officer and Director
John L. Doyle(1)(2)	71	Director
Armand P. Neukermans, Ph.D.(2)	62	Director

(1)	Member of Compensation Committee
(2)	Member of Audit Committee

James E. Brown, D.V.M. co-founded DURECT in February 1998 and has served as our President, Chief Executive Officer and a Director since June 1998. He previously worked at ALZA Corporation as Vice President of Biopharmaceutical and Implant Research and Development from June 1995 to June 1998. Prior to that, Dr. Brown held various positions at Syntex Corporation, a pharmaceutical company, including Director of Business Development from May 1994 to May 1995, Director of Joint Ventures for Discovery Research from April 1992 to May 1995, and held a number of positions including Program Director for Syntex Research and Development from October 1985 to March 1992. Dr. Brown holds a B.A. from San Jose State University and a D.V.M. (Doctor of Veterinary Medicine) from the University of California, Davis where he also conducted post-graduate work in pharmacology and toxicology.

John L. Doyle has served as a Director since February 2000. Mr. Doyle is currently an independent consultant. In 1957, he joined Hewlett-Packard, a computer company, where from 1957 to 1991 he served in several manufacturing and general management positions, including Vice President of Personnel from 1976 to 1980, Vice President of Research and Development from 1980 to 1984, Executive Vice President of the Computer Sector from 1984 to 1988, and of Business Development until his retirement in 1991. Mr. Doyle is also a director of Analog Devices Inc., a semiconductor company and Xilinx Inc., a semiconductor company. Mr. Doyle studied naval architecture at Glasgow University and holds a B.S. in Mechanical Engineering as well as an M.S. in Electrical Engineering and Business from Stanford University.

Armand P. Neukermans, Ph.D. has served as a Director since March 2001. Dr. Neukermans founded Xros, Inc. in December 1996. Xros was acquired by and became a division of Nortel Networks in March 2000. Throughout and until June 2002, Dr. Neukermans has held the position of Chairman and Chief Technical Officer at Xros. In October 1993, Dr. Neukermans founded Adagio Associates, a consulting firm in the area of instrumentation, metrology and microfabrication and currently serves as its President. From 1992 to 1993, Dr. Neukermans was Vice President, Systems Development at Teknekron TSDC. Between 1985 and 1992, Dr. Neukermans held various positions at Tencor Instruments including Vice President and Chief Technical Officer. From 1973 to 1985, Dr. Neukermans held various positions at Hewlett Packard Company, HP Labs, including Department Manager. Dr. Neukermans holds an Engineer’s Degree in Mechanical and Electrical Engineering from Louvain University, an M.S. in Electrical Engineering from Arizona State University and a Ph.D. in Applied Physics from Stanford University. Dr. Neukermans was named Silicon Valley Inventor of the year in 2001.

The names of the remaining directors, their ages as of April 7, 2003 and certain other information about them are set forth below:

Name	Age	Position
Thomas A. Schreck	45	Chief Financial Officer and Director
Felix Theeuwes, D.Sc.	65	Chairman and Chief Scientific Officer
James R. Butler(1)(3)	62	Director
David R. Hoffmann(2)	58	Director
Albert L. Zesiger	74	Director

(1)	Member of Compensation Committee
(2)	Member of Audit Committee
(3)	Mr. Butler has informed the Company that he intends to resign from the Board effective June 4, 2003 to limit the amount of his work-related travel.

Thomas A. Schreck co-founded DURECT in February 1998 and served as Chief Executive Officer, Chief Financial Officer and President from February 1998 to June 1998. Since June 1998, he has served as our Chief Financial Officer and a Director. Prior to founding DURECT, he founded and was President of Schreck Merchant Group, Inc., an investment bank specializing in private placements and mergers and acquisitions, from June 1994 to February 1998. Mr. Schreck also founded and served as Risk Manager to Genesis Merchant Group/Portola Capital Partners, L.P., a convertible arbitrage fund, from 1993 to 1994. He also served as a Manager of the Convertible Securities Department at Montgomery Securities, from 1988 to 1991. Mr. Schreck holds a B.A. from Williams College.

Felix Theeuwes, D.Sc. co-founded DURECT in February 1998 and has served as our Chairman and Chief Scientific Officer since July 1998. Prior to that, Dr. Theeuwes held various positions at ALZA Corporation, including President of New Ventures from August 1997 to August 1998, President of ALZA Research and Development from 1995 to August 1997, President of ALZA Technology Institute from 1994 to April 1995 and Chief Scientist from 1982 to June 1997. Dr. Theeuwes is also a director of Genetronics, a medical device company. Dr. Theeuwes holds a D.Sc. degree in Physics from the University of Leuven (Louvain), Belgium. He also served as a post-doctoral fellow and visiting research assistant professor in the Department of Chemistry at the University of Kansas and has completed the Stanford Executive Program.

James R. Butler has served as a director since July 1999. Mr. Butler is retired from ALZA Corporation, a subsidiary of Johnson & Johnson, where he held the positions of Director and President of both ALZA

International and ALZA Limited from 1998 to June 2001, Group Vice President of Sales and Marketing from August 1998 to December 2000 and Senior Vice President of Sales and Marketing from August 1993 to August 1998. Prior to that, Mr. Butler was employed by Glaxo, Inc. where his last position was Vice President and General Manager of Glaxo Pharmaceuticals. Mr. Butler is presently a director of several private companies. Mr. Butler serves on the University of Florida, School of Pharmacy Advisory Board and the Board of Visitors at Campbell University. Mr. Butler holds a B.A. in Business Administration from the University of Florida.

David R. Hoffmann has served as a director since December 2002. Mr. Hoffmann is retired from ALZA Corporation, a subsidiary of Johnson & Johnson, where he held the positions of Vice President and Treasurer from 1992 to until his retirement in October 2002, Vice President of Finance from 1982 to 1992 and Director of Accounting/Finance from 1976 to 1982. Mr. Hoffmann is currently Chief Executive Officer of Hoffmann Associates, a multi group company specializing in cruise travel and financial and benefit consulting and a consultant of ALZA Corporation. Mr. Hoffmann holds a B.S. in Business from the University of Colorado.

Albert L. Zesiger has served as a Director since 1998. Mr. Zesiger is a Managing Director of Zesiger Capital Group LLC, an investment advisory firm, which Mr. Zesiger co-founded in October 1995. In 1968, Mr. Zesiger founded BEA Associates, Inc., an investment advisory firm, which in 1995 became wholly-owned by CS Holdings, the holding company for Credit Suisse Bank and CS First Boston. Mr. Zesiger also serves on the Board of Directors of the Dr. Spock Company, Eos Biotechnology, Inc., Hayes Medical Inc., and Praecis Pharmaceuticals Inc. Mr. Zesiger holds a B.S. in Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Graduate School of Business Administration.

There are no family relationships among any of the directors or executive officers of the Company.

Meetings and Committees of the Board of Directors

During the last fiscal year (the period from December 31, 2001 through December 31, 2002), the Board met nine times. Each director attended at least 75% of all Board and applicable committee meetings during this time. The Board has a Compensation Committee and an Audit Committee.

During the last fiscal year, the Compensation Committee was comprised of the following directors: James R. Butler, John L. Doyle and Matthew V. McPherron. In December 2002, David R. Hoffmann was elected to the Compensation Committee to replace Matthew V. McPherron, a former director, as a compensation committee member. The Compensation Committee held one meeting during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives.

During the last fiscal year, the Audit Committee was comprised of the following directors: John Doyle, Matthew V. McPherron, and Albert L. Zesiger. In December 2002, David R. Hoffmann was elected to the Audit Committee to replace Albert L. Zesiger, and in January 2003, Armand P. Neukermans was elected to the Audit Committee to replace Matthew V. McPherron, a former director. Albert Zesiger remains as a board member of the Company. The Audit Committee held four meetings during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent auditors, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a revised written charter, which is attached to this proxy statement as Appendix A.

The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

Non-employee directors are eligible to receive $1,000 for each Board meeting attended. Directors are also eligible to receive reimbursement of reasonable and customary travel expenses. Our non-employee directors have all elected to waive their attendance fees and reimbursement of their travel expenses for the last fiscal year.

All non-employee directors except Albert L. Zesiger participate in the 2000 Directors’ Stock Option Plan. Under the Directors’ Plan, when each non-employee director first becomes a director, he/she receives nonstatutory options to purchase 30,000 shares. These options are for a ten-year period and become available for purchase in installments of 33 1/3% of the total number of shares granted on each anniversary of the grant. On the date of our annual stockholders’ meeting each year, each director who has served for at least 6 months will receive options to purchase an additional 12,000 shares. These options are for a ten-year term and become available for purchase on the one-year anniversary of date of grant. In each case, the size of the option grants would be adjusted to reflect any stock splits, stock dividends, combinations or similar transactions. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date the option was granted. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within 12 months after termination by death or disability, or (3) within 3 months after the individual’s term as director ends.

During 2002, David R. Hoffmann was elected to the Board for the first time and received an option to purchase 30,000 shares of common stock, and Messrs. Butler, Doyle, McPherron and Neukermans received options to purchase 20,000, 15,000, 35,000 and 15,000 shares of common stock, respectively. Each of the non-employee director named in this proxy statement other than Messrs. Butler, Hoffmann and Zesiger will receive an additional option to purchase 12,000 shares of common stock on June 4, 2003, the date of our 2003 Annual Meeting.

Albert L. Zesiger has declined to participate in our 2000 Directors’ Stock Options Plan.

Employee directors receive no additional compensation for serving on the Board of Directors.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR

THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP as our independent auditors. Ernst & Young LLP has served as our independent auditors since 1998. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of April 7, 2003 by:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 50,415,418 shares of common stock outstanding as of April 7, 2003. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 7, 2003 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, these persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Common Stock
ALZA Corporation	7,600,000	14.8%
1900 Charleston Road
Mountain View, CA 94043
Brookside Capital Partners(1)	3,990,514	7.9
Two Copley Place
Boston, MA 02116
Royce & Associates	3,104,200	6.2
1414 Avenue of the Americas
New York, NY 10019
Biotech Growth N.V.(2)	2,775,643	5.5
De Ruyterkade 62
Willemstad
Curacao
Netherland Antilles
Albert L. Zesiger(3)	4,865,600	9.7
Felix Theeuwes, D.Sc.(4)	1,770,001	3.5
Thomas A. Schreck (5)	2,842,000	5.6
James E. Brown, D.V.M.(6)	2,790,000	5.5
Timothy S. Nelson(7)	476,511	*
Judy A. Magruder(8)	162,013	*
Dennis M. Fisher(9)	0	*
James R. Butler(10)	27,000	*
John L. Doyle(11)	40,000	*
Armand P. Neukermans, Ph.D.(12)	19,584	*
David R. Hoffmann	1,000	*
All executive officers and directors as a group (17 persons)(13)	13,957,313	27.2

*	Less than 1% of the outstanding shares of common stock. Except as otherwise noted, the address of each person listed in the table is c/o DURECT Corporation, 10240 Bubb Road, Cupertino, California 95014.

(1)	Represents 3,990,514 shares held by Brookside Capital Partners Fund, L.P. Matthew V. McPherron, one of our former directors, is a director of this partnership. Mr. McPherron disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.
(2)	Includes 520,686 shares held by Medgrowth N.V. Biotech Growth N.V. is a fully-owned subsidiary of BB Biotech A.G. Dr. Ernst Thomke shares voting and investment power over the shares held by Biotech Growth and disclaims beneficial ownership of such shares.
(3)	Includes 230,000 shares held by Albert L. Zesiger and 120,000 shares held by Barrie Ramsay Zesiger. Also includes an aggregate of 4,515,600 shares of common stock held in accounts managed for various parties by Zesiger Capital Group LLC, an investment advisor, for which Albert L. Zesiger is a principal. Mr. Zesiger, in his capacity as a principal, has investment power with respect to these shares and voting power over 2,890,000 shares but disclaims beneficial ownership with respect hereto.
(4)	Includes 1,720,001 shares held by the Felix and Marie-Therese Theeuwes Family Trust. Also includes 40,000 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(5)	Includes 1,859,000 shares held by Thomas A. Schreck, 840,000 shares held by Thomas A. Schreck, Trustee for Mason and Thomas Schreck, 100,000 shares held by Portola Capital Partners, L.P. for the benefit of Albert R. Schreck, Joel Schreck and the Thomas A. Schreck 1959 Trust. Also includes 40,000 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(6)	Includes 2,190,000 shares held by James E. Brown, and 560,000 shares held by the James & Karen Brown 1998 Trust U/A. Also includes 40,000 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(7)	Includes 386,957 shares held by Timothy S. Nelson (of which 32,500 shares are subject to repurchase by us at the original purchase price in the event of termination of Mr. Nelson’s employment with us, which repurchase right lapses over time) and 25,000 shares held by Morgan Stanley Dean Witter, not in its individual capacity but solely as Custodian of the IRA of Timothy S. Nelson. Also includes 64,554 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(8)	Includes 97,013 shares held by Judy A. Magruder (of which 13,875 shares are subject to repurchase by us at the original purchase price in the event of termination of Ms. Magruder’s employment with us, which repurchase right lapses over time). Also includes 65,000 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(9)	Dennis M. Fisher’s employment with us ended in February 2003.
(10)	Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(11)	Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(12)	Includes 18,334 shares issuable upon exercise of options exercisable within 60 days of April 7, 2003.
(13)	Includes an aggregate of 819,320 shares issuable pursuant to the exercise of outstanding stock options. Also includes an aggregate of 96,125 shares which are subject to repurchase by us at the original purchase price in the event of the termination of individual employees’ employment with us, which repurchase right terminates with respect to each employee at the rate of 1/4 of the employee’s shares on each annual anniversary of such employee’s original option grant date.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation paid by the Company for services rendered during the Company’s three preceding fiscal years to (a) the person who served as our Chief Executive Officer during the fiscal year that ended December 31, 2002, (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2002 (the “Named Executive Officers”); and (c) a former executive officer whose compensation would otherwise have resulted in his being included as a Named Executive Officer.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation	Restricted Stock Award(s) ($)	Securities Underlying Options (#)
James E. Brown, D.V.M. President, Chief Executive Officer and Director	2002 2001 2000	320,000 320,000 225,000	— — —	— — —	— — —	— — 80,000

Felix Theeuwes, D.Sc. Chairman and Chief Scientific Officer	2002 2001 2000	350,000 350,000 250,000	— — —	— — —	— — —	— — 80,000

Thomas A. Schreck Chief Financial Officer and Director	2002 2001 2000	300,000 300,000 200,000	— — —	— — —	— — —	— — 80,000

Dennis M. Fisher(1) Vice President, Medical Affairs	2002 2001 2000	216,667 200,000 104,397	14,175 — —	— — —	— — —	15,000 30,000 130,000

Judy A. Magruder Senior Vice President, Regulatory & Development	2002 2001 2000	220,000 206,667 158,917	14,175 — —	— — —	— — —	20,000 — 73,000

Timothy S. Nelson(2) Senior Vice President, Business and Commercial Development	2002 2001 2000	197,822 200,000 175,794	28,350 — —	— 26,136 26,136	— — —	10,000 — 185,607

(1)	Dr. Fisher joined DURECT Corporation in April 2000. Dr. Fisher’s annualized salary for 2000 was $170,000. Dr. Fisher’s employment with us ended in February 2003.
(2)	Mr. Nelson received a housing allowance in the amount of $26,136 in both 2000 and 2001.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information for the year ended December 31, 2002 with respect to grants of stock options to each of the named executive officers. All options granted by us in 2002 were granted under our 2000 Stock Plan. These options have a term of 10 years. We granted options to purchase common stock equal to a total of 1,303,900 shares during 2002. Options were granted at an exercise price equal to the fair market value of our common stock. Potential realizable values are net of exercise price before taxes, and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term.

These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to executive officers. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. The assigned 5% and 10% rates of stock appreciation are based on the fair market value of our common stock at grant date.

	Individual Grants(1)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
James E. Brown	—	—	—	—	—	—
Felix Theeuwes	—	—	—	—	—	—
Thomas A. Schreck	—	—	—	—	—	—
Dennis M. Fisher(2)	15,000	1.2%	$9.19	2/11/2012	$86,693	$292,930
Judy A. Magruder	20,000	1.5%	$9.19	2/11/2012	$115,591	$219,697
Timothy S. Nelson	10,000	0.8%	$9.19	2/11/2012	$57,795	$146,465

(1)	No stock appreciation rights were granted to the named executive officers.
(2)	Dr. Fisher’s employment with us ended in February 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table provides certain information with respect to stock options exercised by the named executive officers during the last fiscal year that ended December 31, 2002. The value of in-the-money options is based on the fair market value of our common stock of $2.02 per share as quoted on the Nasdaq Stock Market on December 31, 2002 and net of the option exercise price.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2002 Exerciseable/Unexercisable	Value of Unexercised In-the-money Options at December 31, 2002 Exerciseable/Unexercisable
James E. Brown	—	—	40,000/40,000	0/0
Felix Theeuwes	—	—	40,000/40,000	0/0
Thomas A. Schreck	—	—	40,000/40,000	0/0
Dennis M. Fisher(1)	—	—	7,500/37,500	0/0
Judy A. Magruder	—	—	38,750/58,750	36,413/36,413
Timothy S. Nelson	—	—	62,054/72,054	0/0

(1)	Dr. Fisher’s employment with us ended in February 2003.

Options shown above were granted under the 2000 Stock Plan and vest at a rate of 25% of the shares on each twelve-month anniversary of the vesting commencement date.

Equity Compensation Plan Information

The following table provides information as of December 31, 2002 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	3,512,646		$7.75	3,293,572	(3)(4)
Equity compensation plans not approved by security holders(5)	1,798,306	(2)	$7.81	0

Total	5,310,952		$7.77	3,293,572

(1)	Consists of the following equity compensation plans:
•	2000 Stock Plan
•	2000 Directors’ Stock Option Plan
•	2000 Employee Stock Purchase Plan
•	1998 Stock Option Plan
(2)	Includes 1,101,938 shares to be issued upon exercise of outstanding warrants.
(3)

The 2000 Stock Plan incorporates an evergreen formula pursuant to which, on the first day of each of our fiscal years (through fiscal 2010), the number of shares available for future issuance under the 2000 Stock Plan automatically increases by the lesser of (i) 2,250,000 shares, (ii) 5% of our outstanding common stock on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as the board of directors determines. The 2000 Employee Stock Purchase Plan incorporates an evergreen provision pursuant to which, on the first day of each of our fiscal years (through fiscal 2010), the number of shares available for future issuance under the 2000 Employee Stock Purchase Plan automatically increases by the lesser of (i) 225,000 shares; (ii) 0.5% of our outstanding common stock on the last day of the immediately preceding fiscal year, or such lesser number of shares as the board of directors determines.

(4)	Includes 422,767 shares of our common stock reserved under our 2000 Employee Stock Purchase Plan for future issuance.
(5)	Consists of the following equity compensation plans:
•	equity compensation plans assumed by us in connection with mergers or acquisitions and under which we do not intend to grant options or other awards in the future, including the Southern BioSystems, Inc. 1993 Stock Option Plan (as amended) and the Southern Research Technologies, Inc. 1995 Nonqualified Stock Option Plan (as amended).

Relationships and Related Party Transactions

We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates, are approved by a majority of the board of directors, including a majority of the independent and disinterested members of the board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Change of Control Agreements

We have entered into change of control agreements with our Senior Vice Presidents Jean I Liu and Timothy S. Nelson and Vice President Randolph M. Johnson. These agreements provide that, in the event of a change in our control, one half of the unvested portion of any stock option or restricted stock held by Ms. Liu, Mr. Nelson and Dr. Johnson on the effective date of the change of control is automatically accelerated so as to become completely vested as of the effective date and, if such individual remains employed by us as of the first anniversary of the effective date of the change of control, then the remaining unvested portion of any stock option or restricted stock held by such individual as of the effective date of the change of control shall automatically be accelerated so as to become completely vested as of the anniversary. In addition, in the event of a termination without cause within the twelve months following the change in our control, the unvested portion of any stock option or restricted stock held by such individual is automatically accelerated so as to become completely vested as of the effective date of the termination.

We have entered into change of control agreements with our Senior Vice President, Judy A. Magruder and Vice President Edward M. Gillis. These agreements provide that, in the event of a change in our control, the number of any stock option held by Ms. Magruder and Mr. Gillis on the effective date of the change of control which would have vested in the twelve month period following such a change of control is automatically accelerated so as to become completely vested as of the effective date of the change of control. In addition, in the event of a termination without cause within the twelve months following the change in our control, the unvested portion of any stock option or restricted stock held by Ms. Magruder and Mr. Gillis which would have vested in the second twelve month period following the change of control shall automatically accelerate so as to become completely vested as of the effective date of the termination.

In 1998, we purchased key-man life insurance policies in the basic amounts of $1 million each for James E. Brown, Thomas A. Schreck and Felix Theeuwes for terms of 20 years each. We assumed key-man life insurance policies in the basic amounts of $750,000 each for Wallace Smith and Art Tipton for terms of 20 years each upon our acquisitions of Southern BioSystems, Inc. We are the beneficiaries for these policies.

Other Transactions

In 2000, Timothy S. Nelson, our Senior Vice President of Business and Commercial Development, issued us promissory notes in the aggregate amount of $92,460, for the purchase of common stock upon the exercise of stock options. These promissory notes were issued in the amounts of $6,998, $23,968 and $61,494 on January 24, 2000, January 24, 2000 and April 19, 2000, respectively. They bear interest rates of 6.12%, 6.12% and 6.60% respectively and shall be due and payable on May 10, 2003, December 9, 2003 and March 24, 2004 respectively.

In 2000, Dennis M. Fisher, M.D., our former Vice President of Medical Affairs, issued us a promissory note in the amount of $129,987 for the purchase of common stock upon the exercise of stock options. This promissory note bears an interest rate of 6.3% and shall be due and payable on April 1, 2004. Dr. Fisher paid in full the then outstanding promissory note and accrued interest in February 2003 upon his termination with DURECT.

During the last fiscal year, we granted options to purchase common stock to our employees, directors and consultants.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to our executive officers during the fiscal year that ended December 31, 2002. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also grants or makes recommendations to the Board of Directors to grant options under our 2000 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of two elements: (i) base salary which reflects individual performance and expertise and (ii) long term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the two primary components of the compensation package provided to the executive officers.

Base Salary

The base salaries for Felix Theeuwes, Thomas A. Schreck and the other executive officers for 2002 were based primarily on the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is also adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Long Term Incentive Compensation

We have utilized our stock option plans to provide executives and other key employees with incentives to maximize long term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual’s position, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual’s position and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four year period, contingent upon the executive officer’s continued

employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of the Common Stock appreciates over the option term.

Compensation of the Chief Executive Officer

James E. Brown has served as the Company’s President and Chief Executive Officer since June 1998. His base salary for the fiscal year ended December 31, 2002 was $320,000.

The factors discussed above in “Base Salary” and “Long Term Incentive Compensation” were also applied in establishing the amount of Dr. Brown’s salary and stock option grants. The additional significant factors considered in establishing Dr. Brown’s compensation were the achievement of milestones, improvements to the Company’s strategic competitive position through strategic transactions such as completion of Development, Commercialization and Supply License Agreement with Endo Pharmaceuticals, Inc. as well as other collaboration agreements and the continued development of our products.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the 2000 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the compensation committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

The Compensation Committee of the Board of Directors of DURECT Corporation:

James R. Butler

John L. Doyle

David R. Hoffmann

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of James R. Butler, John L. Doyle and David R. Hoffmann. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT

The Audit Committee of the DURECT Corporation Board of Directors is composed of two independent directors and a director that qualifies for the exceptional and limited circumstances exception under the Nasdaq Marketplace Rules. The committee operates under a written charter adopted by the Board of Directors in March 2000 and revised in April 2003, which is attached to this proxy statement as Appendix A. The members of the Audit Committee are John L. Doyle, David R. Hoffmann and Armand P. Neukermans. Messrs Doyle and Neukermans are each independent as defined by the Nasdaq Marketplace Rules. Mr. Hoffmann is not independent as defined by the Nasdaq Marketplace Rules since he served as the Vice President and Treasurer of ALZA Corporation, a subsidiary of Johnson & Johnson and an affiliate of ours until October 2002. The Board of Directors of DURECT Corporation determined that even though he is not independent, Mr. Hoffmann’s service on the Audit Committee is in the best interest of DURECT Corporation and its stockholders. As a result of this determination, the Board of Directors decided to rely on the Nasdaq Marketplace Rules’ exceptional and limited circumstances exception to the requirement that all Audit Committee members be independent.

The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company’s independent auditors. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held four meetings during the fiscal year 2002. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. In 2003, the Audit Committee met and reviewed and discussed the audited financial statements for fiscal year 2002 with management and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors, Ernst & Young LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with Ernst & Young LLP the issue of its independence from DURECT Corporation.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

The Audit Committee of the Board of Directors of DURECT Corporation:

John L. Doyle

David R. Hoffmann

Armand P. Neukermans

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

During the fiscal year ended December 31, 2002, Ernst & Young LLP, our independent auditor and principal accountant, billed the fees set forth below.

Fees billed to the Company by Ernst & Young LLP during the Company’s fiscal year ended December 31, 2002 for the audit of the Company’s annual financial statements included in its Form 10-K and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q totaled $202,300.

Fees billed to the Company by Ernst & Young LLP during the Company’s fiscal year ended December 31, 2002 for other services were $72,755, including audit related services of $34,965 and non-audit related services of $37,790. Audit related services generally include fees related to review of registration statements on Form S-3, Form S-8 and accounting consultations. Non-audit related services include fees related to tax return preparation services.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return data for our stock since September 28, 2000 (the date on which the Company’s stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) The Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Biotechnology Index. The graph assumes that $100 was invested on September 28, 2000. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $12.00, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 12 MONTH CUMULATIVE TOTAL RETURN*

AMONG DURECT CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ BIOTECHNOLOGY INDEX

*	$100 Invested on 9/28/00 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

DURECT CORPORATION

	Cumulative Total Return
	9/28/00	12/29/00	12/31/01	12/31/02
DURECT CORPORATION	100.00	100.00	96.58	14.02
NASDAQ STOCK MARKET (U.S.)	100.00	65.39	51.62	35.35
NASDAQ BIOTECHNOLOGY	100.00	80.81	67.72	37.02

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based upon the Company’s review of the reporting forms received by it and written representations from certain persons that no other reports were required to be filed by those persons, the Company believes that all filing requirements applicable to its officers, directors and 10 percent stockholders were complied with for fiscal year 2002, except as follows: Forms 5 reporting two option grants each were not timely filed for four of our non-employee directors, James R. Butler, John L. Doyle, Amand P. Neukermans and Matthew V. McPherron and a Form 5 reporting one option grant was not timely filed for Lew Peterson, our Vice President of Manufacturing. Forms 5 reporting these transactions have been filed for each of James R. Butler, John L. Doyle, Amand P. Neukermans and Matthew V. McPherron and will be expeditiously filed for Lew Peterson.

Other Matters

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Thomas A. Schreck

Chief Financial Officer and Director

April 29, 2003

Cupertino, California

APPENDIX A

DURECT CORPORATION

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purpose and Powers

The purpose of the Audit Committee established by this charter will be: to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of DURECT Corporation (the “Company”); to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to appoint, compensate and oversee the Company’s independent accountants; to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities); to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; to the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Certificate of Incorporation, delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings; and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

Membership

The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards or qualify for the “exceptional and limited circumstances” exceptionand have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations. As required by the Rules of the National Association of Securities Dealers, Inc., at least one member of the Audit Committee must qualify as a “financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and any other applicable laws, rules or regulations.

Meetings

The Audit Committee will meet separately with the President and Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

Responsibilities

To fulfill its responsibilities and duties, the Audit Committee shall:

1.	Appoint the independent accountants for ratification by the stockholders and approve the compensation of and oversee the independent accountants.

2.	Review the plan for and the scope of the audit and related services at least annually.

3.	Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable auditor rotation rules.

4.	Annually negotiate and approve the plan and budget of the independent accountants for audit and corporate tax services. All non-audit services and charges, as well as deviations from the approved audit plan and budget, will be considered for approval on a case-by-case basis.

5.	Inquire of Finance management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.	Review with Finance management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

7.	Review with Finance management and the independent accountants at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes;

b.	The independent accountant’s audit of the financial statements;

c.	Any significant changes required in the independent accountant’s audit plan;

d.	Any serious difficulties or disputes with management encountered during the course of the audit;

e.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

8.	Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

9.	Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

10.	Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

11.	Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

12.	Review with Finance management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

13.	Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent accountants, and Finance management. Review with the independent accountants and Finance management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

14.	Review and discuss with Finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

15.	Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

16.	Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

17.	Oversee the Company’s compliance with SEC requirements for disclosure of accountant’s services and Audit Committee members and activities.

18.	Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

19.	Review and approve all related party transactions other than compensation transactions.

20.	Review the periodic reports of the Company with Finance management and the independent accountants prior to filing of the reports with the SEC.

21.	In connection with each periodic report of the Company, review:

a.	Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act;

b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

22.	Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

23.	Review and discuss with Finance management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

24.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

25.	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

Reports

The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

Ú DETACH HERE Ú

PROXY

DURECT CORPORATION

Proxy Solicited by the Board of Directors for the Annual Meetings of Stockholders, June 4, 2003

(see Proxy Statement for discussion of items)

The undersigned hereby appoints James E. Brown and Felix Theeuwes and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of DURECT Corporation Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2003 Annual Meeting of Stockholders of DURECT Corporation, or any adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DURECT Corporation

c/o EquiServe Trust Company N.A.

P.O. Box 8694

Edison, NJ 08818-8694

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☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

FOR AGAINST ABSTAIN
1. Election of the Class III directors for a three-year term or a shorter period as described in the proxy statement.	2. The Appointment of Ernst & Young LLP as Independent Auditors.	☐ ☐ ☐

Nominees: (01) James E. Brown (02) John L. Doyle (03) Armand P. Neukermans

FOR ALL NOMINEES (except as marked to the contrary)	☐	WITHHOLD FROM ALL NOMINEES	☐

☐
Instruction: To withhold authority to vote for any nominee write the nominee’s name on the line above.

The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Items 1 and 2 and in any event at the discretion of the proxies on any other matter that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

Please sign, date and return promptly in the accompanying envelope.

Signature:____________________________Date:____________________________Signature:____________________________Date:____________________________